UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 17, 2005

Date of Report (Date of earliest event reported)

NationsHealth, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-50348	06-1688360

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13650 NW 8th Street, Suite 109
Sunrise, FL 33325

(Address of Principal Executive Offices)

(954) 903-5000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On June 17, 2005, the shareholders of NationsHealth, Inc. (the “Company”) approved the NationsHealth, Inc. 2005 Long-Term Incentive Plan (the “Plan”). The Plan was approved by the Company’s Board of Directors on April 25, 2005, subject to shareholder approval, and is effective as of April 25, 2005.

A description of the terms of the Plan can be found in the Company’s definitive proxy statement for the 2005 Annual Meeting of Stockholders held on June 17, 2005, which was filed with the Securities and Exchange Commission on April 29, 2005. The section of the definitive proxy statement entitled “Proposal 2: Adoption of the NationsHealth, Inc. 2005 Long-Term Incentive Plan” is incorporated herein by reference. A copy of the Plan is attached to this current report as Exhibit 10.1, which exhibit is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

10.1	NationsHealth, Inc. 2005 Long-Term Incentive Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: June 17, 2005	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	NationsHealth, Inc. 2005 Long-Term Incentive Plan.

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